UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑                 Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

The Goldman Sachs Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 20, 2016.

Meeting Information
THE GOLDMAN SACHS GROUP, INC.	Meeting Type: Annual
For holders as of: March 21, 2016
Date: May 20, 2016 Time: 8:30 a.m. local time
Location: 30 Hudson Street
6th Floor
Jersey City, NJ 07302
You are receiving this communication because you hold shares in the company named above.
THE GOLDMAN SACHS GROUP, INC. 200 WEST STREET NEW YORK, NEW YORK 10282

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  PROXY STATEMENT             2015 ANNUAL REPORT TO SHAREHOLDERS

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements to vote in person. At the meeting, you will need to request a ballot to vote these shares. For information on how to get directions and vote in person, please refer to our Proxy Statement.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Phone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card or voting instruction form.

M99494-P74646-Z67289

Voting Items
The Board of Directors recommends you vote FOR proposal 1:

1.	Election of Directors

1a.	Lloyd C. Blankfein

1b.	M. Michele Burns

1c.	Gary D. Cohn

1d.	Mark Flaherty

1e.	William W. George

1f.	James A. Johnson

1g.	Lakshmi N. Mittal

1h.	Adebayo O. Ogunlesi

1i.	Peter Oppenheimer

1j.	Debora L. Spar

1k.	Mark E. Tucker

1l.	David A. Viniar

1m.	Mark O. Winkelman

The Board of Directors recommends you vote FOR proposals 2-3:

2.	Advisory Vote to Approve Executive Compensation (Say on Pay)

3.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2016

The Board of Directors recommends you vote AGAINST proposals 4-6:

4.	Shareholder Proposal to Prohibit Vesting of Equity Awards Upon Entering Government Service

5.	Shareholder Proposal to Change the Vote Counting Standard for Shareholder Proposals

6.	Shareholder Proposal to Require an Independent Board Chairman

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M99496-P74646-Z67289